Exhibit 99.1

Edge Petroleum Corporation Corporate Presentation February 2004

Forward Looking Statements This presentation contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are naturally subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation, such as Resource Potential, Risked Production, Unrisked Resource Potential, Unrisked Potential or Unrisked Resources that the SEC's guidelines strictly prohibit us from including in filings with the SEC. More detailed information about certain risk factors is set forth in Edge's Form 10-K/A for the year ended December 31, 2002, the Form S-4 filed on September 16, 2003 and other documents filed with the SEC by Edge. Edge is not under any obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Corporate Profile Traded on NASDAQ : EPEX Market Capitalization - $124.9 MM January 30, 2004 closing price - $9.82/Share Enterprise Value - $144.9 MM Shares Outstanding at Jan. 31, 2004 - 12.7 MM Debt to Book Capitalization - 20% (Estimate at Dec. 31, 2003) Enterprise Value = Mkt. cap. + debt - cash

Stock Trading History

Corporate Strategy Grow reserves through the drilling of a balanced portfolio of prospects Balance exploration risk with the acquisition of properties that we believe have upside potential Focus on core areas and expand into new core areas Continue to use the latest technological advances in all of our business segments Pursue partnerships and/or alliances to enhance our ability to meet our objectives of value-enhancing growth

Corporate Strategy Increase Value through Exploration & Development Drilling and Acquisitions Focus on natural gas Aggressively exploit growth opportunities in core areas Make selected acquisitions Accelerate growth Potential for exploitation upside Add new core operating areas Maintain Balanced Risk Drilling Portfolio Low risk core of production replacement opportunities Mid-range, moderate growth prospects Focused higher risk prospects with considerable growth potential

Acquisition Strategy Enhance and Expand Core Areas Establish New Core Areas Value Addition Characteristics Increased Exploitation and/or Exploration Potential Operating Control Cost Structure Asset Quality Enhanced Financial Flexibility Provide for Future Drilling Growth Gain Control of Large Acreage Positions Apply Technology

Edge Property Base Edge Properties at year-end 2002 Miller Acquisition South Texas Acquisition S.E. New Mexico JV

2003 Capital Program Capital Spending Original Budget Drilling - $11.2 MM Land & Seismic - $1.9 MM Other - $2.2 MM Revised Plan (excluding Acquisitions) Drilling - $20.9 MM Land & Seismic - $1.3 MM Other - $2.0 MM Cash Acquisitions - $10.8 MM Equity Acquisition - 2.6 MM shares of Edge common stock Drilling Activity Budgeted 21 to 25 wells Actual 36 wells Operated Wells - 44%

Growth in Reserves & Production

2003 Accomplishments Year End 2003 Reserves - 63.9 Bcfe 86% Natural Gas & Natural Gas Liquids 78% Developed Reserve Life - 7.9 Years Production - 8.1 Bcfe Record Production Exit Rate - 32 MMcfe/D Operational Focus Onshore Gulf Coast - S. Texas to Mississippi Salt Basin S.E. New Mexico - Permian Basin Northern Rocky Mountains Michigan Basin (Equivalents calculated using 1 Bo : 6 Mcf)

2003 Accomplishments Acquired South Texas properties with expected upside potential Acquired additional interest & acreage in existing producing properties with exploitable potential Formed Joint Venture in S.E. New Mexico establishing a new core area Completed the acquisition of Miller Exploration Increased financial flexibility with larger borrowing base

Encinitas Field Brooks County, Texas Acreage is held by production 2 to 5 Bcfe/Well Edge W.I. - 22.5% to 31.0% Recent Drilling Success Multiple Objectives New Deeper Field Pays Undrained Existing Field Pays 5 Budgeted 2004 Development Wells 13 Additional Development Locations DHC $0.6 to $1.2 MM 0 2,000' FEET T E X A S GULF OF MEXICO Edge Acreage Downdip Limit Vicksburg 2004 Budgeted Well Vicksburg Development Location Recent Edge Vicksburg Producer Vicksburg Behind Pipe Pay Lease Outline

EDGE PETROLEUM CORPORATION 2004 Drilling Program Area of Mutual Interest Texas EDDY LEA CHAVES ROOSEVELT T X NM New Mexico Platform for Significant Growth ~47,000 Gross/27,000 Net Acres Joint Venture W.I. - 15% to 100% Development & Exploration Opportunities Multiple Stacked Pays to 14,000 FT 23 wells budgeted for 2004 13 Deep and 10 Shallow Edge is Operator 4 Successful Wells to Date Resource Potential (per well) Grayburg/San Andres 50 to 100+ Mbo Strawn 100 to 1,000+ Mbo Atoka 1 to 10+ Bcfe Morrow 1 to 10+ Bcfe S.E. New Mexico Joint Venture Lea & Eddy Counties, New Mexico 0 25 MILES

Lobo Development Trend Webb County, Texas Acreage is held by production 2 to 4 Bcfe/well Edge W.I. - 72.5% - 100% 8 Successful completions since acquisition at 12/31/01 5.3 Bcfe Acquisition Net Reserves 3.9 Bcfe Total Net Production 15.6 Bcfe Net Reserves at 12/31/03 3 Wells Budgeted for 2004 2003 Acquisition Acreage Under Developed New 3D Acquisition Planned DHC $0.8 MM 1 MILE T E X A S GULF OF MEXICO Drilled Pre-Acquisition Edge Drilled Post-Acquisition Edge Development Locations Current 3D Coverage/2001 Acquisition 2003 Acquisition

Queen City Trend
Duval & Jim Hogg Counties, Texas



TEXAS
GULF OF MEXICO
DUVAL
Edge Discoveries
South Brandon 3D Outline
Mestena Grande Field Area 120+ Bcfe
South Mestena 2003 Acquisition
JIM HOGG
0
25
MILES
LEGEND
Edge Discovery
Edge 2004 Drillsite
Competitor Discovery
Edge 2D Seismic
Edge 3D Seismic

- 2 to 5 Bcfe/well
- Edge W.I. - 25% to 75%
- Edge is operator
- 3 wells budgeted for 2004
- New 3D seismic coverage
- DHC $0.8 – $0.9 MM
- Development potential if successful

16

Bauer Ranch Prospect Jefferson County, Texas Proposed Location Multiple, seismically defined Vicksburg prospects Gross Resource Potential 48 to 64 Bcfe Edge W.I. - 25% Edge is Operator DHC $2.5 MM Anticipate Drilling in 1st Quarter 2004 Development Potential if Successful PTD 13,000 FT Vicksburg Sand - No Trap Vicksburg Sand Fairway 1 MILE Untested Vicksburg Fault Block Follow-Up Locations GULF OF MEXICO T E X A S

Phoenix Lake Prospect Calcasieu Parish, Louisiana -11,380 -11,970 -12,000 -10,800 -11,000 Turning Basin Prospect Alligator Point Prospects Bulls Eye Prospect Proposed Location -11,650 -11,834 Key Hackberry Penetration Lease Outline Additional Locations Multiple, amplitude- supported Hackberry prospects Gross Resource Potential 55 to 100 BCFE Edge W.I. 25% Good recent analog production nearby DHC $3.0 MM PTD 12,000 FT L. Hackberry Amplitude Anomaly -11,500 MILES 1 0

Financial Objectives Maintain Moderate Debt Levels Improve Competitive Costs Manage Risk with Hedging Preserve/Increase Financial Flexibility

Financial Objectives

Hedging Hedging provides: Offset to downward movement in market prices Predictability of cash flows needed to execute capital program and manage debt Financial flexibility with respect to raising capital and capital planning Risk management 2004 hedges cover approximately 45% of current projected natural gas production In August 2003 we entered into a fence for 10,000 Mmbtu/D at a cost of $686,250 (i.e.$0.19/Mmbtu premium) In December 2003 we entered into a costless collar for 5,000 MMbtu/D

Average Annual Wellhead Gas Price

Corporate Guidance 2004 Capital Program Drilling - $22.7 MM Drilling activity - 40 to 45 wells Land & Seismic - $2.7 MM Other - $2.4 MM Acquisitions Edge does not budget for Acquisitions Continue to look for acquisitions that provide growth opportunities for the company Production - 11.25 to 11.75 Bcfe (Equivalents calculated using 1 Bo : 6 Mcf)

Capital Program

2004 Activity - Summary Capital Program Drilling - $22.7 MM Land & Seismic - $2.7 MM Other - $2.4 MM Edge does not budget for acquisitions Drilling Activity - 40 to 45 wells Production - 11.25 to 11.75 Bcfe Exploitation of existing properties Expanded Focus on Acquisitions and Joint Ventures Exploration/Exploitation Focus on new Plays and Extension of Old Plays

Edge Petroleum Corporation Corporate Presentation February 2004